UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                           FORM 8-K/A
                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


                                        Date of Report:

                                        March 28, 2002



                                           CECS CORP.
                 (Exact name of registrant as specified in its charter)


      Delaware                        000-17001                     52-1529536
(State of Incorporation)   (Commission File No.)            (IRS EIN)

                                       391 Cosgrove Street
                             Bainbridge Island, Washington   98110
                           (Address of principal executive offices)


                                            206-842-6948
                    (Registrant's telephone number, including area code)

                                        121 Vine Street
                                  Seattle, Washington 98121
              (Former name or former address, if changed since last report)





                                        CECS CORP.
                                            Form 8-K



ITEM 4.        Changes in Registrant's Certifying Accountant.

     On March 28, 2002 CECS CORP. ( the "Registrant") engaged
Merdinger, Fruchter, Rosen & Corso, P.C. to serve as Registrant's independent public accountants and to be the principal accountants to conduct the audit of the Registrant's financial statements for the fiscal year ending December 31, 2001.

     Miller and Co. LLP was previously the independent auditor for Registrant. In a letter dated September 20, 2001, Miller and Co. LLP ("Miller") advised Registrant that Miller was terminating the client-auditor relationship with Registrant and would not stand for re-election. Registrant filed a Form 8-K on September 28, 2001 and a Form 8-K/A on October 2, 2001 setting forth the material details of the withdrawal and the assent of Miller and Co. as to the language used to describe its withdrawal, respectively.


                              INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION OF EXHIBIT

None.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on form 8-K for the report date indicated to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CECS CORP. (Registrant)

March 28, 2002                  /s/ Tracy M. Shier, President and CEO
 ----------------                        -------------------------------------
     (Date)





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